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                                                                      EXHIBIT 24



                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Patrick B. Frost, Richard W. Evans, Jr. and Phillip D. Green, and each of them, his true and lawful attorneys-in-fact and agents, and with power of substitution and resubstitution, for him and in his name, place and stead, and in any and all capacities, to sign the Annual Report on Form 10-K of Cullen/Frost Bankers, Inc. for the fiscal year ended December 31, 2000, to sign any and all amendments thereto, and to file such Annual Report and amendments, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


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/s/ T. C. Frost             Senior Chairman of the Board    February 27, 2001
-------------------------            and Director           -----------------
(T. C. Frost)


/s/ Richard W. Evans, Jr.       Chairman of the Board        February 27, 2001
-------------------------            and Director            -----------------
(Richard W. Evans, Jr.)


/s/ R. Denny Alexander                 Director              February 27, 2001
-------------------------                                    -----------------
(R. Denny Alexander)


/s/ Isaac Arnold, Jr.                  Director              February 27, 2001
-------------------------                                    -----------------
(Isaac Arnold, Jr.)


/s/ Royce S. Caldwell                  Director              February 27, 2001
-------------------------                                    -----------------
(Royce S. Caldwell)


/s/ Ruben R. Cardenas                  Director              February 27, 2001
-------------------------                                    -----------------
(Ruben R. Cardenas)


/s/ Henry E. Catto, Jr.                Director              February 27, 2001
-------------------------                                    -----------------
(Henry E. Catto, Jr.)


/s/ Bob W. Coleman                     Director              February 27, 2001
-------------------------                                    -----------------
(Bob W. Coleman)


/s/ Harry H. Cullen                    Director              February 27, 2001
-------------------------                                    -----------------
(Harry H. Cullen)


/s/ Eugene H. Dawson, Sr.              Director              February 27, 2001
-------------------------                                    -----------------
(Eugene H. Dawson, Sr.)


/s/ Cass O. Edwards                    Director              February 27, 2001
-------------------------                                    -----------------
(Cass O. Edwards)


/s/ Ruben M. Escobedo                  Director              February 27, 2001
-------------------------                                    -----------------
(Ruben M. Escobedo)

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/s/ Patrick B. Frost                   Director              February 27, 2001
-------------------------                                    -----------------
(Patrick B. Frost)


/s/ Joe R. Fulton                      Director              February 27, 2001
-------------------------                                    -----------------
(Joe R. Fulton)


/s/ James W. Gorman, Jr.               Director              February 27, 2001
-------------------------                                    -----------------
(James W. Gorman, Jr.)


/s/ James L. Hayne                     Director              February 27, 2001
-------------------------                                    -----------------
(James L. Hayne)


/s/ Richard M. Kleberg III             Director              February 27, 2001
-------------------------                                    -----------------
(Richard M. Kleberg III)


/s/ Robert S. McClane                  Director              February 27, 2001
-------------------------                                    -----------------
(Robert S. McClane)


/s/ Ida Clement Steen                  Director              February 27, 2001
-------------------------                                    -----------------
(Ida Clement Steen)


/s/ Horace Wilkins, Jr.                Director              February 27, 2001
-------------------------                                    -----------------
(Horace Wilkins, Jr.)


/s/ Mary Beth Williamson               Director              February 27, 2001
-------------------------                                    -----------------
(Mary Beth Williamson)


/s/ Phillip D. Green       Senior Executive Vice President  February 27, 2001
--------------------         and Chief Financial Officer    ------------------
(Phillip D. Green)